UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

February 28, 2005
Date of Report (Date of earliest event reported)

INTERCHANGE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-50989	33-0849123
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24422 Avenida de la Carlota, Suite 120
Laguna Hills, CA 92653
(Address of principal executive offices)

(949) 784-0800
Registrant’s telephone number

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 28, 2005, Interchange Corporation issued a press release announcing information regarding its financial results for the completed quarter and year ending December 31, 2004 and will hold a conference call at approximately 2:00 P.M., Pacific Time, on February 28, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

This information and information contained in the press release shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report in not incorporated by reference into any filings of Interchange Corporation made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01.Financial Statements and Exhibits

99.1	Press Release of Interchange Corporation dated February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2005	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Press Release of Interchange Corporation dated February 28, 2005.